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                                                                      EXHIBIT 99

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 of ChemFirst Inc., as filed with the Securities and Exchange Commission on the date hereof (the "Report"), J. Kelley Williams, as Chief Executive Officer of ChemFirst Inc., and Max P. Bowman, as Chief Financial Officer of ChemFirst Inc., each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

         (1) the Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ChemFirst Inc.


/s/ J. Kelley Williams
----------------------------
J. Kelley Williams
Chief Executive Officer
August 14, 2002


/s/ Max P. Bowman
----------------------------
Max P. Bowman
Chief Financial Officer
August 14, 2002

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by ChemFirst Inc. for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.